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Statutory Prospectus Supplement dated February 11, 2014

The purpose of this mailing is to provide you with changes to the current Statutory Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco V.I. Global Core Equity Fund

The following information replaces in its entirety the information appearing under the heading “FUND SUMMARY – Management of the Fund” in the prospectuses:

“Investment Adviser: Invesco Advisers, Inc.

Investment Sub-Adviser: Invesco Asset Management Limited

Effective on or about September 1, 2014, Erik Esselink will transition from Invesco Asset Management Limited to Invesco Advisers, Inc. and, upon such transfer, Invesco Asset Management Limited will no longer act as Sub-Adviser to the Fund.

Effective on or about September 1, 2014, W. Lindsay Davidson will no longer serve as Portfolio Manager to the Fund.

Portfolio Manager	Title	Length of Service on the Fund
Erik Esselink	Portfolio Manager	2014
W. Lindsay Davidson	Portfolio Manager	2010”

The following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT- The Adviser(s)” in the prospectus:

“Invesco Advisers, Inc. (Invesco or the Adviser) serves as the Fund’s investment adviser. The Adviser manages the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Invesco Asset Management Limited (Invesco Asset Management) serves as Invesco V.I. Global Core Equity Fund’s investment sub-adviser. Invesco Asset Management, an affiliate of the Adviser, is located at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom. Invesco Asset Management has been managing assets on behalf of consumers, institutional clients and institutional professionals through a broad product range, including investment companies with variable capital, investment trusts, individual savings accounts, pension funds, offshore funds and other specialist mandates since 1969, the year Invesco Asset Management was incorporated. Invesco Asset Management is responsible for the Fund’s day-to-day management, including the Fund’s investment decisions and the execution of securities transactions with respect to the Fund.

Effective on or about September 1, 2014, Erik Esselink will transition from Invesco Asset Management Limited to Invesco Advisers, Inc. and, upon such transfer, Invesco Asset Management Limited will no longer act as Sub-Adviser to the Fund.

Pending Litigation. There is no material litigation affecting the Fund. Detailed information concerning other pending litigation can be found in the SAI.”

The following information replaces in its entirety the information appearing under the heading “FUND MANAGEMENT- Portfolio Managers” in the prospectus:

“The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

•	“Erik Esselink, Portfolio Manager, who has been responsible for the Fund since 2014 and has been associated with Invesco Asset Management and/or its affiliates since 2007.

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•	W. Lindsay Davidson, Portfolio Manager, who has been responsible for the Fund since 2008 and has been associated with Invesco and/or its affiliates since 1984. Effective on or about September 1, 2014, W. Lindsay Davidson will no longer serve as Portfolio Manager to the Fund.

The portfolio managers are assisted by investment professionals from Invesco’s Global Core Equity Team. Members of the team may change from time to time.

More information on the portfolio managers may be found at www.invesco.com/us. The Web site is not part of the prospectus.

The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.”

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